SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.    20549



                                FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                  the Securities and Exchange Act of 1934



                           October 22, 1996
                  Date of Report (Date of earliest event reported)


                    First Merchants Acceptance Corporation
              (Exact name of registrant a specified in its charter)



        Delaware                     0-24686             36-3759045
(State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)              File Number)        Identification No.)


570 Lake Cook Road, Suite 126, Deerfield, Illinois 60015
(Address of principal executive offices)     (Zip Code)


                             847-948-9300
                     (Registrant's telephone number)


Item 5.  Other Events.

On October 22, 1996 First Merchants Acceptance Corporation issued a press release announcing its operating results with respect to the third quarter of 1996. A copy of the release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

          Exhibit 99.1: Press Release issued by First Merchants Acceptance
                        Corporation on October 22, 1996.

                               SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Acceptance Corporation

By: s/Mitchell C Kahn
    -----------------
Mitchell C Kahn
President and Chief Executive Officer

Dated:  October 22, 1996

                               EXHIBIT INDEX

                                                            Sequentially-
Exhibit                                                       Numbered
NO.                            Description                     Page


99.1  Press Release issued by First Merchants
      Acceptance Corporation October 22, 1996.....................